SETTLEMENT AGREEMENT

      THIS SETTLEMENT AGREEMENT (the "Agreement") is made and entered into by and among EQUITY GROWTH SYSTEMS, INC., a publicly held Delaware corporation with a class of securities registered under Section 12(g) of the Securities and Exchange Act of 1934, as amended ("Equity Growth Systems" and the "Exchange Act," respectively) WILLIAM A. CALVO III, (Calvo), individually and DIVERSIFIED CORPORATE CONSULTING GROUP, L.L.C., a Delaware Limited Liability Company, ("Diversified"), Equity Growth Systems, Calvo and Diversified being collectively referred to as the "Parties" and each being sometimes hereinafter generically referred to as a "Party").

                                    PREAMBLE:

       NOW, THEREFORE, in consideration of the premises, as well as the mutual covenants hereinafter set forth, the Parties, intending to be legally bound, hereby agree as follows:

                                   WITNESSETH:

FIRST:  TERMS OF SETTLEMENT

       Calvo, Diversified and Equity Growth Systems hereby agree to settle all of their outstanding claims against each other:

A. In full payment of all obligations to Calvo, as an individual, and Diversified, owed by Equity Growth Systems, Inc., from the beginning of time until the date of this Agreement, as well as in consideration for the extinguishment of all agreements between Equity Growth Systems, Calvo and Diversified, Equity Growth Systems will, after receipt of a fully executed, notarized copy of this Agreement, instruct its transfer agent to issue 150,000 shares of its common stock to the Yankees Companies, Inc., a Florida Corporation
       (Yankees) to which Calvo and Diversified have assigned their rights to compensation from Equity Growth Systems, and thereafter deliver the stock certificate evidencing such shares to Yankees, or whomever Yankees, so chooses, at it's address as set herein or at an address as the managing director may direct. This consideration is payment for Calvo and Diversified's fees and liability in favor of Calvo and Diversified in the final billing of both totaling, $150,000.00 representing consulting and/or attorneys' fees.
        The common stock is herein conveyed for the consideration of One Dollar ($1.00) per share.

B. Diversified and Equity Growth Systems hereby rescinds and relinquishes all rights under any agreements between Diversified and Equity Growth Systems, other than those created by this Agreement, relinquishing rights to anything involving Equity, including, but not limited to, any loans, bills of sale, corrected bills of sale, contracts or agreements.

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SECOND MUTUAL RELEASES

       In consideration for the exchange of covenants reflected above but excepting only the obligations created by this Agreement, the Parties hereby each release, discharge and forgive the other, from any and all liabilities, whether current or inchoate, from the beginning of time until the date of this Agreement, other than any involving Yankees.

THIRD: MISCELLANEOUS

3.1    AMENDMENT.

       No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is evinced by a written instrument, subscribed by the Party against which such modification, waiver, amendment, discharge or change is sought.

3.2    NOTICE.

       All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly given on the first business day after mailing by United States registered or unaudited mail, return receipt requested, postage prepaid, addressed as follows:

                            To Equity Growth Systems:
           902 Clint Moore Road, Suite 136; Boca Raton, Florida 33487
           Attention: Charles J. Scimeca, Acting President.

                            To Calvo and Diversified:
                1941 Southeast 51st Terrace, Ocala, Florida 34471
                         Attention: William A. Calvo III

or such other address or to such other person as any Party shall designate to the other for such purpose in the manner hereinafter set forth.

3.3    MERGER.

       This instrument, together with the instruments referred to herein, contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein. All prior agreements whether written or oral are merged herein and shall be of no force or effect.

3.4    SURVIVAL.

       The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

3.5    SEVERABILITY.

       If any provision or any portion of any provision of this Agreement, other than one of the conditions precedent or subsequent, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

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3.6    GOVERNING LAW.

       This Agreement shall be construed in accordance with the laws of the State of Florida and any proceedings pertaining directly or indirectly to the rights or obligations of the Parties hereunder shall, to the extent legally permitted, be held in Palm Beach County, Florida.

3.7    INDEMNIFICATION.

       Each Party hereby irrevocably agrees to indemnify and hold the other Parties harmless from any and all liabilities and damages (including legal or other expenses incidental thereto), contingent, current, or inchoate to which they or any one of them may become subject as a direct, indirect or incidental consequence of any action by the indemnifying Party or as a consequence of the failure of the indemnifying Party to act, whether pursuant to requirements of this Agreement or otherwise; provided that, such claims are asserted by third parties unrelated to the Parties. In the event it becomes necessary to enforce this indemnity through an attorney, with or without litigation, the successful Party shall be entitled to recover from the indemnifying Party, all costs incurred including reasonable attorneys' fees throughout any negotiations, trials or appeals, whether or not any suit is instituted.

3.8    LITIGATION.

       In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not litigation is initiated.

3.9    BENEFIT OF AGREEMENT.

       The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties, their successors, assigns, personal representatives, estate, heirs and legatees.

3.10   CAPTIONS.

       The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

3.11   NUMBER AND GENDER.

       All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

3.12   FURTHER ASSURANCES.

       The Parties agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect the intent and purpose of this Agreement.

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3.13   STATUS.

       Nothing in this Agreement shall be construed or shall constitute a partnership, joint venture, employer-employee relationship, lessor-lessee relationship, or principal-agent relationship, rather, the relationships established hereby are those of settling debtor and creditor.

3.14   COUNTERPARTS.

(a)    This Agreement may be executed in any number of counterparts.

(b) All executed counterparts shall constitute one Agreement notwithstanding that all signatories are not signatories to the original or the same counterpart.

(c) Execution by exchange of facsimile transmission shall be deemed legally sufficient to bind the signatory; however, the Parties shall, for aesthetic purposes, prepare a fully executed original version of this Agreement, which shall be the document filed with the Securities and Exchange Commission.

3.15   LICENSE.

(a)    This Agreement is the property of the Yankees.

(b) The use hereof by the Parties is authorized hereby solely for purposes of this transaction and, the use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.

(c) The Parties hereby acknowledge that Yankees is not a law firm or regulated entity and has not provided any Party with any advice concerning this Agreement, rather, it has informed each Party, as a condition to their use of this form that they must obtain independent legal advice.

  *                               *                               *


       IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed effective as of the ____ day of February, 1999.

Signed, sealed and delivered
       In Our Presence:

                                           EQUITY GROWTH SYSTEMS, INC.
---------------------------------

_________________________________    By:
---------------------------------
                                     Charles J. Scimeca, Acting
President
(CORPORATE SEAL)

                                                                    DIVERSIFIED:
---------------------------------

_________________________________    By:
---------------------------------
                              William A. Calvo III,  Managing Member


---------------------------------

---------------------------------     ---------------------------------
                              William A. Calvo III, Individually


                                       9
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STATE OF            }
COUNTY OF           } ss.:

       Before me, an individual duly authorized to administer oaths, did personally appear: Charles J. Scimeca, Acting President for Equity Growth Systems, inc., a _________resident personally known to me or produced identification ____________________________________, who being duly sworn, did confirm that he executed the foregoing Agreement on the date first hereinbefore set forth, in the capacities indicated. My commission expires on:

(Seal)
                      --------------------------
                                  Notary Public



STATE OF            }
COUNTY OF           } ss.:

       Before me, an individual duly authorized to administer oaths, did personally appears: William A Calvo III, individually, and as Managing Member of Diversified Corporate Consulting Group, L.L.C., who is a Florida resident
personally      known      to      me      or      produced       identification
____________________________________,  who being duly sworn, did confirm that he executed the foregoing Agreement on the date first hereinbefore set forth, in the capacities indicated. My commission expires on:

(Seal)
                      --------------------------
                                  Notary Public

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